                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 18, 1999 relating to the financial statements and financial statement schedules, which appears in Midcoast Energy Resources' Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission on March 30, 2000.



HEIN + ASSOCIATES LLP

Houston, Texas
July 12, 2000